Exhibit 99.1

Intellia Therapeutics and CRISPR Therapeutics Announce

U.S. Patent Covering CRISPR/Cas9 Ribonucleoprotein Complexes

CAMBRIDGE, Mass., Basel, Switzerland, April 26, 2017, (GLOBE NEWSWIRE) — Intellia Therapeutics, Inc. (NASDAQ:NTLA) and CRISPR Therapeutics AG (NASDAQ:CRSP), two leading genome editing companies focused on the development of potentially curative therapies, announced that the United States Patent and Trademarks Office (“USPTO”) is expected to issue a CRISPR/Cas9 genome editing patent to Vilnius University (“Vilnius”). Intellia and CRISPR are nonexclusive sublicensees for a field of human therapeutic, prophylactic, and palliative uses (including companion diagnostics), excluding anti-fungal and anti-microbial applications.

The Vilnius patent claims are directed to CRISPR/Cas9 complexes assembled in vitro and used for site-specific modification of target DNA sequences. CRISPR/Cas9 complexes, referred to as CRISPR ribonucleoproteins or “RNPs,” are contemplated for use in a number of ex vivo applications in which cells, such as blood cells, may be corrected or edited outside of the body before being returned to a patient as a potential therapeutic. The patent is expected to issue on May 2, 2017 as U.S. Patent No. 9,637,739.

This new patent, together with the companies’ respective rights to foundational CRISPR/Cas9 intellectual property co-owned by The Regents of the University of California, University of Vienna and Dr. Emmanuelle Charpentier, provide CRISPR and Intellia with complementary rights to inventions claimed by the earliest developers in the discovery and application of CRISPR/Cas9 technology.

Intellia has a non-exclusive, royalty-free, worldwide sublicense to the Vilnius intellectual property through a 2014 license agreement with Caribou Biosciences, Inc., under which Intellia has an exclusive, worldwide sublicense to certain of Caribou’s developed or in-licensed CRISPR/Cas9 technology intellectual property for a defined field of human therapeutic, prophylactic, and palliative uses (including companion diagnostics), excluding anti-fungal and anti-microbial applications. Caribou has certain rights to Vilnius University’s intellectual property through a cross-license agreement with the DuPont Company.

CRISPR acquired rights to this patent as a result of a cross-option and license agreement with Intellia which was completed in connection with the global agreement on foundational intellectual property for CRISPR/Cas9 gene editing that both companies jointly announced with the co-owners and licensors, as well another licensee, on December 16, 2016. Under the cross-option and license agreement, CRISPR has a royalty-free worldwide sublicense to Intellia’s rights to the Vilnius intellectual property.

About Intellia Therapeutics

Intellia Therapeutics is a leading genome editing company, focused on the development of proprietary, potentially curative therapeutics using the CRISPR/Cas9 system. Intellia believes the CRISPR/Cas9 technology has the potential to transform medicine by permanently editing disease-associated genes in the human body with a single treatment course. Intellia’s combination of deep scientific, technical and clinical development experience, along with our leading intellectual property portfolio, puts us in a unique position to unlock broad therapeutic applications of the CRISPR/Cas9 technology and create a new class of therapeutic products. Learn more about Intellia Therapeutics and CRISPR/Cas9 at intelliatx.com; Follow Intellia on Twitter @intelliatweets.

About CRISPR Therapeutics

CRISPR Therapeutics is a leading gene-editing company focused on developing transformative gene-based medicines for serious diseases using the CRISPR/Cas9 gene-editing platform. CRISPR/Cas9 is a revolutionary technology that allows for precise, directed changes to genomic DNA. The Company’s multi-disciplinary team of world-class researchers and drug developers is working to translate this technology into breakthrough human therapeutics in a number of serious diseases. Additionally, CRISPR Therapeutics has established strategic collaborations with Bayer AG and Vertex Pharmaceuticals to develop CRISPR-based therapeutics in diseases with high unmet need. The foundational CRISPR/Cas9 patent estate for human therapeutic use was licensed from the Company’s scientific founder Emmanuelle Charpentier, Ph.D. CRISPR Therapeutics is headquartered in Basel, Switzerland, with its R&D operations based in Cambridge, Massachusetts. For more information, please visit crisprtx.com.

Intellia’s Forward-Looking Statement

This press release contains “forward-looking statements” of Intellia within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, express or implied statements regarding the intellectual property position and strategy of Intellia’s licensors; and Intellia’s ability to advance CRISPR/Cas9 into therapeutic products for severe and life-threatening diseases and its CRISPR/Cas9 intellectual property portfolio. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to Intellia’s ability to protect and maintain its intellectual property position, risks related to the ability of Intellia’s licensors to protect and maintain their intellectual property position, the risk that any one or more of Intellia’s product candidates will not be successfully developed and commercialized, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or development of Intellia’s product candidates, the risk that the results of previously conducted studies involving similar product candidates will not be repeated or observed in ongoing or future studies involving current product candidates, and the risk that Intellia’s collaborations with Novartis or Regeneron will not continue or will not be successful. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intellia’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s subsequent filings with the Securities and Exchange Commission. All information in this press release is as of the date of the release, and Intellia Therapeutics undertakes no duty to update this information unless required by law.

CRISPR’s Forward-Looking Statement

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the intellectual property coverage and positions of the company, its licensors and third parties, and the therapeutic value, development, and commercial potential of CRISPR/Cas-9 gene editing technologies and therapies. You are cautioned that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: uncertainties regarding the intellectual property protection for our technology and intellectual property belonging to third parties; uncertainties inherent in the initiation and completion of preclinical studies for the Company’s product candidates; availability and timing of results from preclinical studies; whether results from a preclinical trial will be predictive of future results of the future trials; expectations for regulatory approvals to conduct trials or to market products; and those risks and uncertainties described under the heading “Risk Factors” in the company’s most recent annual report on Form 10-K, and in any other subsequent filings made by the company with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.

CRISPR Contacts:

Media: Jennifer Paganelli WCG for CRISPR +1 347-658-8290 jpaganelli@w2ogroup.com Intellia Contacts:	Investors: Chris Brinzey Westwicke Partners for CRISPR +1 339-970-2843 chris.brinzey@westwicke.com
Media: Jennifer Mound Smoter Sr. Vice President, External Affairs & Communications +1 857-706-1071 jenn.smoter@intelliatx.com	Investors: Graeme Bell Chief Financial Officer + 1 857-706-1081 graeme.bell@intelliatx.com